UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 8, 2006

                               GSE SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    0-26494                  52-1868008
       ------------               ------------               --------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

              7133 Rutherford Rd., Suite 200, Baltimore, MD 21244
            --------------------------------------------------------
              (Address of principal executive office and zip code)

                                 (410) 277-3740
                              --------------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

For a brief description of the terms and conditions of such material agreements not made in the ordinary course of business of the registrant concerning the dates on which such agreements were entered into, the identity of the parties to the agreements and a brief description of any material relationship between the registrant and its affiliates and any of the parties, other than in respect of the material definitive agreements; and a brief description of the terms and conditions of the agreements that are material to the registrant, please see
Item 2.03, 3.02, 5.01 and 8.01 herein below,

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

New Credit Facility

On March 7, 2006, GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), entered into a new, two-year Revolving Credit Facility with Laurus Master Fund, Ltd. ("LMF"), a limited liability company organized under the laws of the Cayman Islands, in an amount up to $5.0 million (the "New Facility") (all as further described in Item 3.02 herein below). The exact amount of the New Facility that the Company is permitted to draw will be based on the Company's accounts receivable at an advance rate equal to 90% of eligible billed receivables and 40% of unbilled receivables (subject to a cap of $1.0 million on unbilled receivables) at the time of such draw. The interest rate on the New Facility is the Prime Rate (as reported in the Wall Street Journal) plus 2.0%, provided that the minimum interest rate is 8.0%.

The New Facility is secured by a first lien on certain assets and receivables of the Company as set out more fully in that certain Security Agreement dated as of March 7, 2006 (attached hereto as Exhibit 4.5), including but not limited to:
(i) a security interest in the patents and trademarks of the Company and GSE Power Systems, Inc. ("GSE Power"), a Delaware corporation and wholly owned subsidiary of GSE Systems, Inc.; (ii) a security interest in favor of LMF in all of the right, title and interest of the Company in and to any and all equity interests (including, without limitation, limited liability company interests and membership interests) from time to time issued by GSE Services, LLC ("GSE Services"), a Delaware limited liability company owned and controlled by the Company; and (iii) a security interest in certain defined collateral of (a) MSHI, Inc. ("MSHI"), a Virginia corporation and wholly owned subsidiary of the Company, (b) GSE Power, (c) GSE Erudite Software, Inc. ("GSE Erudite"), a Delaware corporation and wholly owned subsidiary of the Company, (d) GSE Process Solutions, Inc. ("GSE Process"), a Delaware corporation and wholly owned subsidiary of the Company, and (e) GSE Government & Military Simulation Systems, Inc. ("GSE Military" and together with MSHI, GSE Power, GSE Erudite, GSE Process, GSE Military and GSE Services, the "Subsidiaries"), a Delaware corporation and wholly owned subsidiary of the Company.

In connection with entering into the New Facility, the Company also issued to LMF a Warrant to purchase up to 367,647 shares of the Company's Common Stock, at a price per share equal to $0.01 (the "LMF Warrant"). The Company paid LMF $15,000 in due diligence fees and $30,000 in structuring fees associated with the New Facility.

The Company agreed that it would use its best efforts to prepare and file a registration statement with the Securities and Exchange Commission (the "Commission") and the American Stock Exchange within 60 days of LMF funding the New Facility and use reasonable best efforts to have such Registration Statement declared effective within 120 days thereafter. The Company intends to file a registration statement with the Commission and the American Stock Exchange on or about March 30, 2006 pertaining to the LMF Warrants and the recently completed private placement of units consisting of up to $4,250,000 of 8% Cumulative Convertible Preferred Stock (the "Private Placement"), as more fully described in the Company's Form 8-K filed with the Commission on March 6, 2006, and incorporated herein by reference.

The foregoing is a brief description of the terms of the various agreements and documents described herein and by its nature is incomplete. It is qualified in its entirety by the text of the respective agreements and documents, copies of which are included herewith as Exhibits to this Current Report. All readers of this Current Report are encouraged to read the entire text of the documents referred to in the text.

Subsidiary Guaranty

In consideration of the Company and LMF entering into the New Facility, the Subsidiaries unconditionally guaranteed all present and future obligations and liabilities of any and all kinds of each Company to LMF. The Guaranty is a guaranty of payment and not of collection. LMF has no obligation to take any action against any company, person or entity liable with respect to any of the obligations or resort to any collateral security held by it to secure any of the obligations as a condition precedent to the Subsidiaries being obligated to perform. Each Subsidiary waived any and all statutory or common law rights which would require LMF to seek redress first from any liable person or entity before seeking redress from the Subsidiary. LMF is also under no obligation to marshal any assets in favor of Subsidiaries, or against or in payment of any or all of the obligations. Each of the Guarantor also waived all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature a nd description which any company may assert on the underlying debt. A complete copy of the Subsidiary Guaranty is attached hereto as Exhibit 4.5.

The foregoing is a brief description of the terms of the various agreements and documents described herein and by its nature is incomplete. It is qualified in its entirety by the text of the respective agreements and documents, copies of which are included herewith as Exhibits to this Current Report. All readers of this Current Report are encouraged to read the entire text of the documents referred to in the text.

Item 3.02  Unregistered Sales of Equity Securities

     (a) Securities Sold. On March 7, 2006, the Company issued to LMF a Warrant to purchase, at a price per share equal to $0.01, 367,647 shares of the Company's Common Stock.

     (b) Underwriters and Other Purchasers. The Warrant was issued by the Company to LMF, an "accredited investor", as that term is used in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

     (c) Consideration. The Company issued Warrants to LMF to purchase 367,647 shares of the Company's common stock with terms substantially similar to the terms of the warrants issued to investors in the Private Placement, including the same registration rights as being offered investors in the recently completed financing undertaken by Dolphin Direct Equity Partners, LP (all as further described in the report on Form 8-K filed with the Commission on March 6, 2006 and incorporated by reference herein).

     (d) Exemption from Registration Claimed. The Company claims an exemption from registration under Regulation D, Rule 506. The Company intends to file a registration statement with the Commission and the American Stock Exchange on or about March 30, 2006 pertaining to the offering of its equity securities.

     (e) Terms of Conversion or Exercise. In connection with entering into the New Facility, LMF or its assigns, is entitled, subject to the terms set forth in the LMF Warrant, to purchase from the Company from and after the issue date of the LMF Warrant, up to 367,647 fully paid and nonassessable shares of Common Stock, $0.01 par value per share, at the exercise price per share of $0.01. The exercise formula is fully described in the attached Exhibit 4.1.

The Company intends to draw down the New Facility for working capital and to fund its ongoing business operations and for other general corporate purposes.

The foregoing is a brief description of the terms of the various agreements and documents described herein and by its nature is incomplete. It is qualified in its entirety by the text of the respective agreements and documents, copies of which are included herewith as Exhibits to this Current Report. All readers of this Current Report are encouraged to read the entire text of the documents referred to in the text.

Item 8.01 Other Events

Security Agreements and Interests

Capitalized terms used herein have the same meaning as indicated in the Security Agreement, a complete copy of which is attached hereto as Exhibit 4.5.

Pursuant to a Security Agreement by and among the Company, GSE Power and LMF dated as of March 7, 2006, the Company and GSE Power are jointly and severally liable for payment of interest at the Contract Rate (all as further defined in the Security Agreement attached hereto as Exhibit 4.5) on the unpaid principal balance of each Loan made by LMF under the Security Agreement with interest and payments being computed on the basis of actual days elapsed in a year of 360 days, with interest chargeable to the Company or GSE Power's accounts at LMF's option. Upon the occurrence or continuation of any Event of Default, the Contract Rate shall automatically be increased and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations. In the event any Company fails to deliver to LMF financial information required by the Security Agreement as specified therein, all Companies shall jointly and sev erally pay LMF an aggregate fee in the amount of $250.00 per week (or portion thereof) for each such failure until such failure is cured or waived in writing by Laurus.

In addition, upon execution of the Security Agreement, the Company agreed to pay Laurus Capital Management, LLC ("LCM") a closing payment in an amount equal to three and three-fifths (3.60%) of the Capital Availability Amount which would be deemed fully earned on the Closing Date and not be subject to rebate or pro-ration. In the event the Loans exceed the Formula Amount (each such event, an "Overadvance"), all such Overadvances shall bear additional interest at a rate equal to one and one half percent (1.5%) per month of the amount of such Overadvances. All amounts that are incurred are due and payable by the Company monthly, in arrears, on the first business of each calendar month and upon expiration of the Term. Furthermore, The Company paid LMF $15,000 in due diligence fees and $30,000 in structuring fees associated with the New Facility. Pursuant to the terms of that certain Grant of Security Interest in Patents and Trademarks by and among GSE Systems, GSE Power and LMF dated March 7, 2006 (attached hereto as Exhibit 4.2), LMF was granted a security interest that extends to all right, title and interest in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any of the Trademarks and Patents (collectively, the "T&P Collateral").

The foregoing is a brief description of the terms of the various agreements and documents described herein and by its nature is incomplete. It is qualified in its entirety by the text of the respective agreements and documents, copies of which are included herewith as Exhibits to this Current Report. All readers of this Current Report are encouraged to read the entire text of the documents referred to in the text.

Stock Pledge Agreement

Pursuant to a Stock Pledge Agreement by and among GSE Services, MSHI, GSE Power and GSE Process and LMF dated as of March 7, 2006, each of which pledged and granted a security interest to LMF in certain collateral (the "Collateral") to include certain shares of stock together with (i) any additional shares of stock or other equity interests acquired by any Pledgor, the "Pledged Stock"); (ii) the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock; (iii) all additional shares of stock of any issuer (each, an "Issuer") of the Pledged Stock acquired by any Pledgor in any manner, including stock dividends or a distribution (in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off); (iv) the certificates representing such additional shares, and (v) all dividends, cash, instruments and other property or proceeds received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; (vi) and all options and rights to any shares of any Pledged Stock and all dividends, cash, instruments and other property or proceeds received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

The foregoing is a brief description of the terms of the various agreements and documents described herein and by its nature is incomplete. It is qualified in its entirety by the text of the respective agreements and documents, copies of which are included herewith as Exhibits to this Current Report. All readers of this Current Report are encouraged to read the entire text of the documents referred to in the text.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

3(i) 1 Third Amended and Restated Certificate of Incorporation of the Company. Previously filed in connection with the GSE Systems, Inc. Form 8-K as filed with the Securities and Exchange Commission on October 24, 2001 and incorporated herein by reference.

3(ii)1 Form of Amended and Restated Bylaws of the Company. Previously filed in connection with Amendment No.1 to the GSE Systems, Inc. Form S-1 Registration Statement as filed with the Securities and Exchange Commission on June 14, 1995 and incorporated herein by reference.

4.1 Form of Warrant to Purchase 367,647 shares of the Company's Common Stock dated as of March 7, 2006, filed herewith.

4.2 Grant of Security Interest in Patents and Trademarks by and among GSE Systems, Inc, GSE Power Systems, Inc. and Laurus Master Fund, Ltd. dated March 7, 2006, filed herewith.

4.3             Subsidiary Guaranty by and among GSE Company Services LLC,
                MSHI, Inc., GSE Power Systems, Inc., GSE Erudite Software Inc., GSE Government & Military Simulations Systems, Inc., and GSE Process Solutions, Inc. and Laurus Master Fund, Ltd. dated as of March 7, 2006, filed herewith.

4.4 Control Agreement by and among GSE Systems, Inc., Laurus Master Fund, Ltd. and GSE Services Company LLC dated as of March 7, 2006, filed herewith.

4.5 Security Agreement by and among GSE Systems, Inc., GSE Power Systems, Inc. and Laurus Master Fund, Ltd. dated as of March 7, 2006, filed herewith.

4.6 Registration Rights Agreement by and among GSE Systems, Inc. and Laurus Master Fund, Ltd. dated as of March 7, 2006, filed herewith.

4.7 Stock Pledge Agreement by and among the Company, MSHI, Inc., GSE Power Systems, Inc., GSE Process Solutions, Inc. and Laurus Master Fund, Ltd. dated as of March 7, 2006, filed herewith.

4.8 Secured Non-Convertible Revolving Note dated as of March 7, 2006, filed herewith

5.0             Opinion of Counsel dated as of March 7, 2006.

99 Form 8-K dated February 28, 2006, filed with the Securities and Exchange Commission on March 6, 2006, incorporated herein by reference


                                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GSE SYSTEMS, INC.

Date: March 13, 2006                            /s/  Jeffery G. Hough
                                                -----------------------
                                                Jeffery G. Hough
                                                Senior Vice President and CFO